UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  December 31, 2013

Date of reporting period:  December 31, 2013

Item 1. Reports to Stockholders.

Capital Advisors Growth Fund

C Tactical Dynamic Fund

Annual Report

December 31, 2013

CAPITAL ADVISORS GROWTH FUND

January 21, 2014

Dear Shareholder,

The Capital Advisors Growth Fund (the “Fund”) advanced 29.10% in 2013, compared to gains of 32.39% and 33.48% for the Fund’s benchmarks, the S&P 500® Index and Russell 1000® Growth Index, respectively.

The following data summarizes the Fund’s performance over various holding periods ending December 31, 2013 in comparison to the Fund’s relevant benchmarks:

Periods Ending December 31, 2013

		Russell 1000®
	Fund	Growth Index	S&P 500® Index
6-Months	16.97%	19.39%	16.31%
1-Year	29.10%	33.48%	32.39%
3-Years*	13.87%	16.45%	16.18%
5-Years*	14.92%	20.39%	17.94%
10-Years*	7.32%	7.83%	7.41%
Inception (12/31/1999)	1.73%	1.47%	3.60%

*	Annualized.

Net Expense Ratio: 1.27%^ Gross Expense Ratio: 1.67%

^
The Advisor has contractually agreed to waive a portion or all of its management fees and/or pay Fund expenses, through at least April 29, 2014 to ensure that the Net Annual Fund Operating Expenses (excluding acquired fund fees and expenses (“AFFE”) of 0.02%, taxes, interest and extraordinary expenses) do not exceed 1.25% of average daily net assets of the Fund.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-866-205-0523.

The Fund imposes a 2.00% redemption fee if shares are redeemed within 7 days of purchase. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

CAPITAL ADVISORS GROWTH FUND

PERFORMANCE ATTRIBUTION

Individual stocks that contributed most to the Fund’s return during 2013 include Valeant Pharmaceuticals International, Inc. (VRX: $139.67), Google, Inc. (GOOG: $1,158.82) and BlackRock, Inc. (BLK: $316.00).  All three stocks remain in the portfolio as of January 2014, although we reduced the weighting in Valeant Pharmaceuticals in early January when the implied return to our price target declined due to the stock’s recent strong performance.

The three biggest underperformers during the year were Potash Corporation of Saskatchewan, Inc. (POT: $33.90), BHP Billiton Limited (BHP: $66.70) and EMC Corporation. (EMC: $26.33).  Potash Corp. suffered a sharp decline in July, along with the rest of the potash industry, when a marketing partnership between suppliers in Russia and Belarus unexpectedly collapsed, causing potash prices to decline significantly.

As one of the world’s largest mining companies, BHP Billiton’s business suffered from weak pricing for many of the commodities it produces.

Demand for EMC’s data storage systems under-performed investors’ expectations in 2013, causing the stock lag behind the strong advance for the broad market averages.  The Fund retained its position in Potash Corp. as of January, 2014, but BHP Billiton and EMC were sold during the second half of the year.

FUND HOLDINGS

The ten largest holdings in the Fund as of December 31, 2013 were as follows:

		Cost/Share	Market/Share
Security	No. Shares	($)	($)	Portfolio %
Apple, Inc.	3,500	352.54	561.11	5.6
Brookfield Asset
Management, Inc.	46,800	35.84	38.83	5.2
Valeant Pharmaceuticals
International, Inc.	12,200	56.71	117.40	4.1
Qualcomm, Inc.	17,700	51.84	74.25	3.8
Wells Fargo & Company	28,400	25.76	45.40	3.7
Google, Inc.	1,090	589.93	1,120.71	3.5
Eaton Corporation plc	15,130	51.91	76.12	3.3
Capital One
Financial Corporation	14,200	51.43	76.61	3.1
Unilever PLC	26,300	39.46	41.20	3.1
General Motors
Company	26,400	21.95	40.87	3.1

CAPITAL ADVISORS GROWTH FUND

Of the 35 common stocks held by the Fund as of December 31, 2013, the 10 largest holdings represented 38.5% of total assets.  The Fund held 5.73% of its assets in interest bearing cash reserves as of December 31, 2013.

RECENT ADDITIONS TO THE FUND

The three most recent additions to the Fund’s portfolio were The Coca-Cola Company (KO: $39.51), Unilever PLC (UL: $41.52), and Generac Holdings, Inc. (GNRC: $49.86).  Coca-Cola is one of the world’s most recognized brands, and the largest producer of non-alcoholic beverages.

The appeal of this stock rests in a combination of steady consumption of its products, a distribution network that spans more than 200 countries, tremendous economies of scale, an established market position in faster growing emerging markets, and productivity initiatives which could improve the company’s profit margins going forward.

Coca-Cola increased its dividend 10% in 2013, making it the 51st straight year of dividend increases.  We expect this shareholder friendly policy to continue and for the foreseeable future.

Unilever is one of the world’s leading companies in food manufacturing and household products/personal care.  The company has over 400 products, of which, 14 brands generate over $1 billion in annual sales.   The company’s foods businesses accounted for approximately 47% of sales and 50% of operating profit in 2012.  Unilever operates in over 100 countries.

The appeal of this stock rests in a combination of an established global distribution network, well-recognized brands, and a strong market position in faster growing emerging markets.  From a growth perspective, Unilever may benefit from its growing exposure to emerging markets, which currently represents approximately 55% of revenues. We believe this rate of growth is sustainable in the emerging markets for the foreseeable future.

The company creates value for shareholders through a balanced combination of earnings growth and generous capital returns to shareholders through dividends and share repurchases.  Unilever has an excellent track record of dividend growth, posting an 8% compound annual growth rate since 1979.

Generac is the leading provider of standby and portable generators to the domestic residential marketplace, with an estimated 70% market share.  The company also makes generators and other engine-powered products for the light commercial, industrial and construction markets.

Generac is a beneficiary of growing awareness around the benefits of backup power for residential and commercial uses.  The company points out that between 250,000 and 500,000 people are impacted by a power outage at some point every day in the U.S.  Awareness spikes periodically when natural

CAPITAL ADVISORS GROWTH FUND

disasters like hurricanes, tornadoes and ice storms cause widespread, and widely publicized, power outages that affect thousands of people simultaneously.  Generac’s standby generators take over automatically within 20 seconds of a power outage using natural gas, liquid propane, or diesel as the fuel source.

Management estimates the domestic residential market is only 3% penetrated at this point.  Although standby generators will likely never be a mass-market product due to the cost of the units ($8,000 – $12,000 installed), we feel there is room for the category to at least double from the current penetration rate.

As always, we appreciate the trust you have placed with the Capital Advisors Growth Fund.

OUTLOOK

We began a process of reducing risk in the Fund during the fourth quarter of 2013.  We expect to continue reducing the Fund’s risk profile incrementally in 2014 if stocks continue to advance faster than our estimate for the intrinsic value of the businesses they represent.

We recognize that “intrinsic value” is an imprecise measure, and we are downright humble about the ability of anyone to predict short-term movements in the stock market.  This respect for uncertainty compels us to move in stages when we adjust the positioning of the Fund.  Shareholders should know that we have tilted the Fund more conservatively, and we may go further in the coming months, but we have not made a one-sided bet on a single expectation for the future.

We adjust the risk profile of the Fund by changing the characteristics of the stocks in the portfolio.  We segment the stocks we buy into three categories based on the risk and reward characteristics of the underlying companies.  Broadly speaking, the greater the uncertainty in a company’s business model, the more volatile the stock is likely to be as investors’ perceptions about the company ebb and flow between confidence and concern.

Facebook, Inc. (FB: $56.70) is an example of our most aggressive category for stocks: “Emerging Franchises.”  These companies pioneer new industries, or apply a novel approach to an existing industry.  Since these companies represent structural change, the past is an incomplete guide for the future.  The initial public offering of Facebook demonstrates how wildly investors’ expectations can swing when there is no historical precedent to anchor their beliefs.  The stock came public in May 2012 at $38.00, dropped to $17.73 by September that year, and then finished 2013 at $54.65.  The primary driver of this volatility was an evolving perception of Facebook’s ability to generate advertising revenue in the future.

CAPITAL ADVISORS GROWTH FUND

We call our most conservative category “Stable Earners.”  Coca-Cola is a good example.  The fundamental drivers of Coca-Cola’s business are well understood by investors, and there is limited variability in the business from quarter to quarter, or year to year.  The range for Coca-Cola’s stock in 2013 was relatively narrow, between $36.84 and $43.09, reflecting the stability of investors’ expectations about the stock.

In between are the stocks we call “Accelerated Growers.”  These companies are in the rapid growth phase of their corporate life cycle, when revenue and earnings are growing much faster than the economy at large.  Uncertainty for these companies is driven by competing forecasts about the rate of earnings growth, and the duration of the accelerated growth period.  Apple, Inc. (AAPL: $541.20) is an Accelerated Grower.  Few analysts dispute the quality of Apple’s products, and most investors expect a prosperous future for the company.  Yet the stock price fluctuated widely between $390.53 and $702.41  over the past 18 months as investors recalibrated their expectations for the pace and duration of Apple’s future growth rate.

We added three Stable Earners to the portfolio in the fourth quarter – Coca-Cola, McDonald’s Corporation (MCD: $95.50) and Unilever.  In January we reduced the Fund’s position in Valeant Pharmaceuticals, a highly successful Accelerated Grower that reached our near-term price target.  As opportunities present themselves in 2014, we expect to continue adding to the Fund’s exposure to less volatile stocks in the Stable Earner category, while trimming positions in the stocks we expect to be more volatile.

Our reason for reducing risk in the Fund is driven by valuation considerations.  Over many decades of history there has been a strong correlation between beginning valuation and subsequent returns in the stock market.  The range of outcomes has been incrementally less attractive with each step higher in beginning valuation, and vice versa.

We rely on a range of methodologies to measure valuation in the stock market.  Today, all of the metrics we track are converging toward a similar outlook.  Statistically, the odds imply about a one-in-three chance of losing money over the next three years in exchange for an expected return in the mid-single-digits for the domestic stock market.  These odds are well below the “default” assumptions many investors make about risk and reward in the stock market.

One valuation tool we use is called a “cyclically adjusted price-to-earnings ratio,” or CAPE.  It was first proposed by Warren Buffet’s mentor, Benjamin Graham, in the 1930s, and later popularized by Yale Economist, Robert Shiller, in the 1990s.  A CAPE measures the price of a broad stock market index like the S&P 500® Index compared to a 10-year average of the earnings per share for the index.  The goal is to smooth out the peaks and valleys in

CAPITAL ADVISORS GROWTH FUND

corporate profits caused by the business cycle so that the valuation can be measured against a normalized level of earning power.

The table below compares different pre-conditions with subsequent outcomes for the S&P 500® Index using Robert Shiller’s version of the CAPE.  The first line reflects the long-term average outcome for every 3-year holding period in the history of the data.  The next two lines represent two different sub-sets within the data.  First is every 3-year period with a beginning CAPE in the cheapest quartile of the data range.  Next is every 3-year period with a beginning CAPE in the most expensive quartile of the data.  The message is that the range of outcomes has been much more favorable when the beginning CAPE was low versus high.  Today, the CAPE is high.

Shiller P/E Ratio
U.S. Stock Market:  1881 – 2012

	Average	Average
	Beginning	Subsequent	% of Periods
Data Range	CAPE	3-Year Return	Negative
All Periods	~16.4	10.40%	16.8%
Cheapest Quartile	<11.7	16.80%	None
Expensive Quartile	>19.8	6.44%	32.4%
12/31/13	25.5	?	?

Data Source: Robert Shiller – www.econ.yale.edu/~shiller/data.htm (1881-1925); Standard & Poor’s; Ibbotson; Bloomberg LP (1926-2012); Analysis by Capital Advisors, Inc.

A second metric we track comes from a research service called the Value Line Investment Survey.  Every week for more than four decades, Value Line has calculated the “Median Appreciation Potential” of its universe of approximately 1,700 stocks.  The time horizon for the estimate is 3-5 years.  This single number encompasses the independent judgment of more than 100 research analysts who cover the 1,700 stocks in the Value Line universe.  Like the CAPE ratio, this valuation tool has been effective at forecasting the range of outcomes over rolling 3-year time periods.  When the Value Line analysts predicted generous appreciation potential, subsequent returns were usually attractive; and vice versa when median appreciation potential was estimated to be low.

CAPITAL ADVISORS GROWTH FUND

Value Line Investment Survey
Median Appreciation Potential
At Historical Turning Points

	Median			Median
Market	Appreciation	Subsequent	Market	Appreciation	Subsequent
Highs	Potential	3-Yr. Return	Lows	Potential	3-Year Return
09-04-87	40%	2.79%	12-23-74	234%	16.44%
04-22-98	35%	5.29%	10-28-87	120%	10.24%
05-22-01	65%	(2.14%)	09-21-01	105%	4.03%
04-16-02	55%	4.23%	10-09-02	115%	16.68%
04-05-04	40%	10.05%	03-09-09	185%	25.47%
03-07-05	40%	5.38%	Average	152%	14.57%
05-05-06	40%	(10.71%)
07-13-07	35%	(9.77%)
Average	43%	0.70%
12/27/13	30%	?	* Note: Stock market returns represent the
	(all time low)		S&P 500® Index
			3-Year returns are annualized

Data Source:  Value Line Investment Survey; Bloomberg; Standard & Poor’s; Analysis by Capital Advisors, Inc.

Stock market valuation metrics based on company sales and asset values tell a similar story.  The recent price-to-sales ratio for the S&P 500® Index, at 1.6, is more consistent with levels reached at the top of historical market cycles, not the bottom.  The same is true for the price-to-book ratio (P/B).  According to Ned Davis Research, the recent P/B ratio for the S&P 500® Index, at 1.6, was higher than the reading that prevailed at all but two of the 18 bull-market tops since reliable data for this measure began in 1955. (Source: Wall Street Journal, “This Bull Market is Starting to Look Long in the Tooth,” Jan. 18, 2014).

Keith C. Goddard, CFA	Channing S. Smith, CFA
Chief Investment Officer/	Portfolio Manager
Portfolio Manager	Capital Advisors Growth Fund
Capital Advisors Growth Fund	Managing Director,
CEO, Capital Advisors, Inc.	Capital Advisors, Inc.

CAPITAL ADVISORS GROWTH FUND

Investment performance reflects voluntary fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Opinions expressed are those of Keith C. Goddard and Channing S. Smith, and are subject to change, are not guaranteed, and should not be considered investment advice.

The S&P 500® Index is an unmanaged, capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Russell 1000® Growth Index is a market-cap weighted index of common stocks incorporated in the U.S. and its territories.  This index measures the performance of companies within the Russell 1000®  Index with higher price-to-book ratios and higher forecasted growth values.  Indices are not available for direct investment and do not incur expenses.

Fund holdings and/or sector weightings are subject to change and should not be considered a recommendation to buy or sell a security.  Please refer to the schedule of investments for more complete holding information.

Mutual fund investing involves risk. Principal loss is possible. Growth stocks typically are more volatile than value stocks, however, value stocks have a lower expected growth rate in earnings and sales.  The Fund is non-diversified, meaning it concentrates its assets in fewer individual holdings than a diversified fund.  Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund invests in foreign securities which involves political, economic and currency risks, greater volatility and differences in accounting methods. The Fund may also invest in mid-cap companies, which tend to have limited liquidity and greater price volatility than large-capitalization companies.

Price to Earnings (P/E):  The term “price-earnings ratio (“P/E”)”, when used in this letter, refers to a frequently utilized metric for measuring valuation in the stock market.  A stock with a high P/E ratio might be considered expensive relative to a stock with a low P/E ratio.  The figure is calculated by dividing a company’s stock price by its earnings per share. The price-to-sales ratio is a valuation metric for stocks. The ratio is calculated by dividing the company’s market capitalization by the revenue in the most recent year. The price-to-book ratio is a financial ratio used to compare a company’s current market price to its book value. The ratio is calculated by dividing company’s market capitalization by the company’s total book value from its balance sheet.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal or tax advice.

Must be preceded or accompanied by a current prospectus.  Please read it carefully before you invest.

The Fund is distributed by Quasar Distributors, LLC.

C TACTICAL DYNAMIC FUND

January 21, 2014

Dear Shareholder,

The C Tactical Dynamic Fund (the “Fund”) (formerly, the TacticalShares Dynamic Allocation Fund) advanced 7.16% in 2013.  This compares to a gain of 13.53% for the Fund’s primary benchmark, which is an equal-weight composite of the four indexes that comprise the investment universe for the Fund’s portfolio – domestic equities, developed international equities, emerging markets and global natural resources.  The following data summarizes the Fund’s performance over various holding periods ending December 31, 2013 in comparison to these benchmarks:

Period Ending December 31, 2013

					MSCI	S&P Global
				MSCI	Emerging	Natural
		Blended	S&P 500®	EAFE	Markets	Resources
	Fund	Benchmark±	Index	Index	Index	Index
3-Month	4.79%	5.65%	10.51%	5.71%	1.83%	4.56%
6-Months	6.74%	13.96%	16.31%	17.94%	7.70%	13.89%
1-Year	7.16%	13.53%	32.39%	22.78%	-2.60%	1.55%
Inception
(8/10/12)*	7.90%	14.25%	24.44%	23.94%	3.99%	4.62%
*Annualized

±
Effective as of the date of this annual report, a blended benchmark that is an equal-weight composite of the S&P 500® Index, MSCI EAFE Index, MSCI Emerging Markets Index and S&P Global Natural Resources Index has replaced the S&P Global Broad Market Index as a more appropriate broad-based market index for the Fund.

Net Expense Ratio: 1.42%^ Gross Expense Ratio: 2.14%

^
The Advisor has contractually agreed to waive a portion or all of its management fees and/or pay Fund expenses through at least April 29, 2014 to ensure that the Net Annual Fund Operating Expenses (excluding acquired fund fees and expenses (“AFFE”) of 0.40%, taxes, interest and extraordinary expenses) do not exceed 1.25% of average daily net assets of the Fund.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-866-205-0523.

C TACTICAL DYNAMIC FUND

The Fund imposes a 1.00% redemption fee if shares are redeemed within 30 days of purchase. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

PERFORMANCE ATTRIBUTION

Recent performance and activity in the Fund is always driven by the Fund’s objective investment process.  The Fund invests in four primary asset sectors: domestic equities, international equities, emerging markets and natural resources.  To gain access to these four sectors the portfolio invests in up to 50 exchange-traded funds (ETFs) that in our opinion represent the primary constituents of each of the four asset markets.  The strategy uses a proprietary, moving average-based model to systematically adjust its risk exposure to each of the 50 ETFs on a monthly basis.  There are no subjective overrides or inputs into the model.

This process allows the Fund’s risk profile to dynamically adjust to prevailing market conditions based on objective signals from market prices.  When the global equity markets have been trending upward we expect many of the 50 ETFs to be included in the portfolio.  When the recent trend has been negative in the global risk markets, we expect the Fund’s allocation to fixed income and cash reserves to increase as equity ETFs are sold from the portfolio in response to these negative trends.

The Fund’s return in 2013 was heavily influenced by the performance of the four asset markets that make up its investment universe.  On the plus-side, the 25% allocation (each) to domestic equities and developed international markets performed well in 2013.  The Fund’s allocation to the domestic equity sector was up 25.97% in 2013, while the allocation to developed international markets was up 12.45%.

The other half of the portfolio was considerably less prosperous in 2013, reflecting the poor performance of emerging markets and global natural resources broadly.  The Fund’s 25% allocation to emerging markets declined -8.55% for the year, while the 25% sleeve dedicated to natural resources advanced 3.25% in 2013.

The following three ETFs were the biggest contributors to performance in 2013:

-iShares U.S. Consumer Services ETF
-iShares U.S. Industrials ETF
-iShares U.S. Healthcare ETF

C TACTICAL DYNAMIC FUND

The following three ETFs were the biggest detractors to performance in 2013:

-Global X Silver Miners ETF
-iShares MSCI South Africa ETF
-iShares MSCI Thailand Capped ETF

FUND HOLDINGS

The ten largest holdings in the Fund as of December 31, 2013 were as follows:

Portfolio Holding	Percentage Weighting
iShares 1-3 Year Treasury Bond ETF	11.03
Schwab Short-Term U.S. Treasury ETF	7.92
Market Vectors Agribusiness ETF	6.20
iShares MSCI United Kingdom ETF	3.78
iShares MSCI Japan ETF	3.70
iShares Global Energy ETF	3.69
iShares China Large-Cap ETF	3.40
Materials Select Sector SPDR	2.68
iShares U.S. Industrials ETF	2.65
iShares U.S. Consumer Services ETF	2.63

As of December 31, 2013, the 10 largest holdings represented 47.68% of total assets.

The Fund continues to be diversified across sectors, geographies, and holdings.  As of December 31, 2013, the Fund’s exposure to risk markets within its four sector quadrants was as follows:

Risk Market Sector	Percentage Weighting
Developed Markets	22.1
U.S. Equity Sectors	23.3
Emerging Markets	12.3
Natural Resources	16.7
Total Risk Markets	74.4
Short-term Bonds and Reserves	25.6

OUTLOOK

The Fund’s rules-based investment process offers an objective snapshot of the state of the global equity markets at any given time.  Individual countries and industry sectors that are in an uptrend are likely to be represented in the portfolio, while those sectors and countries in a downtrend are likely to be out of the portfolio.

As of December 31, 2013, the Fund was approximately 74% invested in risk markets, with the remainder in cash and short-term investment-grade bond ETFs.  The 74% allocation to global risk markets was spread across 35 ETFs.

C TACTICAL DYNAMIC FUND

The Fund’s recent positioning is representative of the varying global equity market performance in recent months, with holdings skewed toward Developed International Markets and U.S. Equity Sectors.  Of the 25 ETFs available to these two sectors combined, only two were un-invested as of calendar year-end.  By comparison, of the 15 country ETFs available to the Emerging Market sleeve, eight were un-invested at year-end, while four of 10 ETFs available to the natural resource sector were un-invested at year-end.

IN SUMMARY…

The Fund’s investment process strives to accomplish two investment goals.  First, the strategy seeks to take advantage of a material difference in the distribution of monthly returns for many risk assets in months following a positive moving average reading (i.e. the asset is trading above its moving average) compared to months following a negative moving average measurement.  The historical record of many asset sectors demonstrates that average monthly returns have been higher, and the frequency of negative returns has been lower, in months following a positive moving average reading versus a negative reading.

The second goal is to reduce the likelihood of experiencing a significant drawdown in the principal value of the portfolio during secular bear markets for various asset sectors.  The discipline of selling any of the Fund’s 50 risk market ETFs when they cross below their moving average may allow the Fund to avoid a further decline in those ETFs whenever a short-term correction evolves into a secular bear market for a given country or industry sector.

By applying a binary allocation target to 50 subsectors of the global equity markets, the Fund should deliver a different pattern of returns compared to static benchmarks for these markets.  Since the binary allocation targets are driven by trend-following signals, investors in the Fund should expect a reasonably high correlation to the global equity markets during broad advances for these markets because most of the Fund’s 50 ETFs are likely to trade above their moving average during a sustained uptrend.  The Fund should exhibit low correlation to the global equity markets during broad downturns because many of the 50 ETFs would likely trade below their moving average under these conditions.

The cost for these very favorable correlation characteristics is borne during trendless market conditions, when short-term volatility frequently triggers false signals in the portfolio that can reduce the Fund’s return relative to its benchmark.  These periods are inevitable and unavoidable, yet we don’t worry about their long-term impact on the Fund’s results as long as the strategy performs as expected during secular bull and bear market cycles for global equities.

C TACTICAL DYNAMIC FUND

As always, we appreciate the trust you have placed with the C Tactical Dynamic Fund.

Keith C. Goddard, CFA	Channing S. Smith, CFA
Portfolio Manager	Portfolio Manager
C Tactical Dynamic Fund	C Tactical Dynamic Fund
CEO, Capital Advisors, Inc.	Managing Director, Capital
Advisors, Inc.

Monty L. Butts
Portfolio Manager
C Tactical Dynamic Fund
Managing Director,
Capital Advisors, Inc.

Investment performance reflects voluntary fee waiver in effect. In the absence of such waivers, total return would be reduced.

Opinions expressed are those of Keith C. Goddard, Channing S. Smith, and Monty L. Butts and are subject to change, are not guaranteed, and should not be considered investment advice. Fund holdings and sector weightings are subject to change and should not be considered a recommendation to buy or sell a security. Please refer to the schedule of investments for more complete holding information.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities which involves political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for emerging markets. Because the Fund invests in ETFs, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. The Fund’s assets will be allocated to ETFs invested in commodities and commodity linked instruments. Investments in commodities, such as gold, or commodity linked instruments, such as futures contracts, options on futures contracts,

C TACTICAL DYNAMIC FUND

options and swaps, will subject the Fund’s portfolio to volatility that may also deviate from the price movements in equity and fixed income securities. Fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.

Diversification does not assure a profit or protect against a loss in a declining market.

Correlation is a statistical measure of how two securities move in relation to each other.

S&P 500 Index is an unmanaged, capitalization weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. This index assumes the reinvestment of dividends and the percentage changes in the benchmark represent the annual percentage change of the index for the period reported.

MSCI EAFE Index is designed to measure the performance of the developed international equity markets in Europe, Australia and the Far East.  The index assumes the reinvestment of dividends.  Returns for this index were utilized throughout the study period for the developed international markets.

MSCI Emerging Markets Index is designed to measure the performance of emerging market equities throughout the world.  The index assumes the reinvestment of dividends.  Returns for this index were utilized throughout the study period for emerging market equities.

S&P Global Natural Resource Index includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across 3 primary commodity-related sectors: agribusiness, energy, and metals & mining.

An investment cannot be made directly in an index.

CAPITAL ADVISORS GROWTH FUND

Comparison of the change in value of a $10,000 investment in the
Capital Advisors Growth Fund versus the S&P 500® Index
and the Russell 1000® Growth Index.

	Average Annual Total Return1
	One Year	Five Year	Ten Year
Capital Advisors Growth Fund	29.10%	14.92%	7.32%
S&P 500® Index	32.39%	17.94%	7.41%
Russell 1000® Growth Index	33.48%	20.39%	7.83%

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-866-205-0523.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.  Indices do not incur expenses and are not available for investment.  Performance data shown does not reflect the 2.00% redemption fee imposed on shares held for 7 days or less.  If it did, total returns would be reduced.

1	Average Annual Total Return represents the average change in account value over the periods indicated.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Russell 1000® Growth Index is a market-cap weighted index of common stocks incorporated in the U.S. and its territories.  This index measures the performance of companies within the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values.

C TACTICAL DYNAMIC FUND

Comparison of the change in value of a $100,000 investment in the C Tactical Dynamic Fund -
Institutional Class versus the MSCI EAFE Index, the MSCI Emerging Markets Index, the S&P 500® Index and the S&P Global Natural Resources Index.

Average Annual Total Return	1 Year	Since Inception1
C Tactical Dynamic Fund - Institutional Class	7.16%	7.90%
MSCI EAFE Index	22.78%	23.94%
MSCI Emerging Markets Index	-2.60%	3.99%
S&P 500® Index	32.39%	24.44%
S&P Global Natural Resources Index	1.55%	4.62%
25% MSCI EAFE Index/25% MSCI Emerging
Markets Index/25% S&P 500® Index/
25% S&P Global Natural Resources Index	13.53%	14.25%

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-866-205-0523.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.  Indices do not incur expenses and are not available for investment.  Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for 30 days or less.  If it did, total returns would be reduced.

The MSCI EAFE Index is designed to measure international equity performance. It comprises the MSCI country indices that represent developed markets outside of North America.

C TACTICAL DYNAMIC FUND

MSCI Emerging Markets Index is designed to measure the performance of emerging market equities throughout the world.  The index assumes the reinvestment of dividends. Returns for this index were utilized throughout the study period for emerging market equities.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

S&P Global Natural Resource Index is a comprehensive, rules-based index measuring global stock market performance, with over 10,000 companies across 46 countries.

The 25% MSCI EAFE Index/ 25% MSCI Emerging Markets Index/ 25% S&P 500® Index/ 25% S&P Global Natural Resources Index is an equal-weight  composite of the four indexes that comprise the investment universe for the Fund’s portfolio – domestic equities, developed international equities, emerging markets and global natural resources.

1	The Fund commenced operations on August 10, 2012.

CAPITAL ADVISORS FUNDS

EXPENSE EXAMPLE at December 31, 2013 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period (7/1/13 – 12/31/13).

Actual Expenses
The first line of the tables below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.25% per the operating expenses limitation agreement for the Capital Advisors Growth Fund and the C Tactical Dynamic Fund.  Although the Funds charge no sales load or transaction fees, you may be assessed a fee for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second set of lines of the

CAPITAL ADVISORS FUNDS

EXPENSE EXAMPLE at December 31, 2013 (Unaudited), Continued

table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Capital Advisors Growth Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/13	12/31/13	(7/1/13-12/31/13)
Actual	$1,000.00	$1,169.70	$6.84

Hypothetical (5% return
before expenses)	$1,000.00	$1,018.90	$6.36

*
Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

C Tactical Dynamic Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/13	12/31/13	(7/1/13-12/31/13)
Actual	$1,000.00	$1,067.40	$6.51

Hypothetical (5% return
before expenses)	$1,000.00	$1,018.90	$6.36

*
Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

CAPITAL ADVISORS FUNDS

SECTOR ALLOCATION OF PORTFOLIO ASSETS – December 31, 2013 (Unaudited)

Capital Advisors Growth Fund

C Tactical Dynamic Fund

Percentages represent market value as a percentage of total investments.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at December 31, 2013

Shares	COMMON STOCKS - 94.38%	Value

	Agricultural Chemicals - 2.95%
31,400	Potash Corporation of Saskatchewan, Inc. - ADR	$1,034,944

	Air Delivery & Freight Services - 2.38%
5,800	FedEx Corp.	833,866

	Asset Management - 2.61%
2,890	BlackRock, Inc.	914,598

	Auto Manufacturers - Major - 3.08%
26,400	General Motors Co.*	1,078,968

	Biotechnology - 2.60%
8,000	Amgen, Inc.	913,280

	Business Services - 2.53%
3,990	Visa, Inc. - Class A	888,493

	Catalog & Mail Order Houses - 2.10%
1,850	Amazon.com, Inc.*	737,762

	Conglomerates - 2.65%
33,200	General Electric Co.	930,596

	Credit Services - 3.10%
14,200	Capital One Financial Corp.	1,087,862

	Discount, Variety Stores - 2.51%
7,400	Costco Wholesale Corp.	880,674

	Drug Delivery - 4.08%
12,200	Valeant Pharmaceuticals International, Inc.*#	1,432,280

	Drug Manufacturers - 2.19%
8,400	Johnson & Johnson	769,356

	Drugs - Generic - 0.18%
1,200	Mallinckrodt PLC*#	62,712

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at December 31, 2013, Continued

Shares		Value

	Education & Training Services - 2.08%
26,700	Apollo Group, Inc. - Class A*	$729,444

	Health Care Plans - 2.76%
13,800	Express Scripts Holding Co.*	969,312

	Independent Oil & Gas - 1.34%
2,800	EOG Resources, Inc.	469,952

	Industrial Electrical Equipment - 3.28%
15,130	Eaton Corp. PLC#	1,151,696

	Internet Information Providers - 4.62%
7,300	Facebook, Inc. - Class A*	399,018
1,090	Google, Inc. - Class A*	1,221,574
		1,620,592
	Major Integrated Oil & Gas - 1.92%
7,100	Occidental Petroleum Corp.	675,210

	Medical Appliances & Equipment - 2.59%
23,700	Abbott Laboratories	908,421

	Medical Instruments & Supplies - 1.86%
9,600	Covidien PLC#	653,760

	Money Center Banks - 3.67%
28,400	Wells Fargo & Co.	1,289,360

	Networking & Communication Devices - 2.75%
43,000	Cisco Systems, Inc.	965,350

	Oil & Gas Drilling & Exploration - 1.85%
13,100	Transocean Ltd.#	647,402

	Oil & Gas Equipment & Services - 2.83%
12,500	National Oilwell Varco, Inc.	994,125

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at December 31, 2013, Continued

Shares		Value

	Personal Computers - 5.60%
3,500	Apple, Inc.	$1,963,885

	Personal Products - 5.04%
8,400	Procter & Gamble Co.	683,844
26,300	Unilever PLC - ADR	1,083,560
		1,767,404
	Processed & Packaged Goods - 2.93%
12,400	PepsiCo, Inc.	1,028,456

	Railroads - 2.60%
31,700	CSX Corp.	912,009

	Real Estate Development - 5.18%
46,800	Brookfield Asset Management, Inc. - Class A#	1,817,244

	Restaurants - 2.52%
9,100	McDonald’s Corp.	882,973

	Semiconductor - Integrated Circuits - 3.75%
17,700	Qualcomm, Inc.	1,314,225

	Telecommunication Services/Domestic - 2.25%
22,500	AT&T, Inc.	791,100
	Total Common Stocks (Cost $23,985,279)	33,117,311

	SHORT-TERM INVESTMENTS - 5.74%
2,013,441	Fidelity Institutional Money Market
	Government Portfolio, Class I, 0.01%†
	(Cost $2,013,441)	2,013,441
	Total Investments in Securities
	(Cost $25,998,720) - 100.12%	35,130,752
	Liabilities in Excess of Other Assets - (0.12)%	(43,786)
	Net Assets - 100.00%	$35,086,966

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.
†	Rate shown is the 7-day annualized yield as of December 31, 2013.
ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

C TACTICAL DYNAMIC FUND

SCHEDULE OF INVESTMENTS at December 31, 2013
Shares	EXCHANGE-TRADED FUNDS - 98.30%	Value

	Developed Markets - 21.09%
14,363	iShares MSCI Belgium Capped ETF	$235,408
16,638	iShares MSCI France ETF	473,351
14,081	iShares MSCI Germany ETF	447,213
11,441	iShares MSCI Hong Kong ETF	235,685
6,640	iShares MSCI Ireland Capped ETF	238,044
15,726	iShares MSCI Italy Capped ETF	245,168
73,689	iShares MSCI Japan ETF	893,848
11,584	iShares MSCI Netherlands ETF	300,373
8,126	iShares MSCI Spain Capped ETF	313,420
8,700	iShares MSCI Sweden ETF	311,721
14,489	iShares MSCI Switzerland Capped ETF	477,992
43,756	iShares MSCI United Kingdom ETF	913,625
		5,085,848
	Emerging Markets - 13.37%
21,450	iShares China Large-Cap ETF	822,607
17,000	iShares MSCI India ETF	420,920
5,075	iShares MSCI Israel Capped ETF	244,716
14,244	iShares MSCI Malaysia ETF	225,340
3,847	iShares MSCI Mexico Capped ETF	261,596
8,022	iShares MSCI Poland Capped
	Investable Market Index Fund	238,093
20,052	iShares MSCI Russia Capped ETF	439,139
8,862	iShares MSCI South Korea Capped ETF	573,106
		3,225,517
	Global Natural Resources - 16.76%
20,644	iShares Global Energy ETF	892,234
8,476	iShares Global Timber & Forestry ETF	448,296
4,695	iShares U.S. Oil Equipment & Services ETF	304,283
7,245	iShares U.S. Oil & Gas
	Exploration & Production ETF	596,408
27,504	Market Vectors Agribusiness ETF	1,498,693
13,090	PowerShares Global Water Portfolio	302,379
		4,042,293
	Treasuries/Investment Grade Bonds - 23.77%
31,589	iShares 1-3 Year Treasury Bond ETF	2,665,480
5,254	iShares Intermediate
	Government/Credit Bond ETF	574,893
37,857	Schwab Short-Term U.S. Treasury ETF	1,913,671

The accompanying notes are an integral part of these financial statements.

C TACTICAL DYNAMIC FUND

SCHEDULE OF INVESTMENTS at December 31, 2013, Continued
Shares		Value

	Treasuries/Investment Grade Bonds - 23.77%, Continued
9,519	Vanguard Short-Term Government Bond ETF	$579,517
		5,733,561
	U.S. Equity Sectors - 23.31%
13,844	Consumer Staples Select Sector SPDR Fund	595,015
7,000	Energy Select Sector SPDR Fund	619,570
5,231	iShares U.S. Consumer Services ETF	637,031
7,778	iShares U.S. Financials ETF	623,484
5,273	iShares U.S. Healthcare ETF	614,621
6,321	iShares U.S. Industrials ETF	640,823
7,165	iShares U.S. Technology ETF	633,529
20,579	iShares U.S. Telecommunications ETF	611,814
14,002	Materials Select Sector SPDR Trust	647,172
		5,623,059
	Total Exchange-Traded Funds (Cost $21,339,843)	23,710,278

	SHORT-TERM INVESTMENTS - 2.42%
584,042	Fidelity Institutional Money Market
	Government Portfolio, Class I, 0.01%†
	(Cost $584,042)	584,042
	Total Investments in Securities
	(Cost $21,923,885) - 100.72%	24,294,320
	Liabilities in Excess of Other Assets - (0.72)%	(173,673)
	Net Assets - 100.00%	$24,120,647

†	Rate shown is the 7-day annualized yield as of December 31, 2013.
ETF - Exchange-Traded Fund

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2013

	Capital Advisors	C Tactical
	Growth Fund	Dynamic Fund
ASSETS
Investments, at value (cost $25,998,720
and $21,923,885, respectively)	$35,130,752	$24,294,320
Cash	—	2,819
Receivables:
Securities sold	—	1,284,318
Dividends and interest	22,971	6,210
Prepaid expenses	10,952	6,500
Total assets	35,164,675	25,594,167

LIABILITIES
Payables:
Securities purchased	—	1,406,593
Fund shares redeemed	—	1,079
Distribution payable	—	4,352
Due to advisor	13,009	11,501
Audit fees	17,701	18,001
Shareholder reporting	5,865	5,400
Transfer agent fees and expenses	5,268	6,366
Administration and fund accounting fees	22,224	12,872
Distribution fees	7,359	—
Pricing fees	—	656
Chief Compliance Officer fee	1,749	2,251
Custodian fees	1,516	1,662
Legal fees	3,018	2,787
Total liabilities	77,709	1,473,520

NET ASSETS	$35,086,966	$24,120,647

CALCULATION OF NET ASSET VALUE PER SHARE
Net assets applicable to shares outstanding	$35,086,966	$24,120,647
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	1,464,056	1,458,752
Net asset value, offering and
redemption price per share	$23.97	$16.54

COMPONENTS OF NET ASSETS
Paid-in capital	$25,974,581	$22,247,994
Accumulated net realized loss on investments	(19,647)	(497,782)
Net unrealized appreciation on investments	9,132,032	2,370,435
Net assets	$35,086,966	$24,120,647

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS FUNDS

STATEMENTS OF OPERATIONS For the year ended December 31, 2013

	Capital Advisors	C Tactical
	Growth Fund	Dynamic Fund
INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld and
issuance fees of $12,646 and $0, respectively)	$569,417	$369,249
Interest	216	59
Total income	569,633	369,308
Expenses
Advisory fees (Note 4)	240,160	150,547
Administration and fund
accounting fees (Note 4)	87,855	50,875
Distribution fees (Note 5)	80,053	—
Transfer agent fees and expenses (Note 4)	18,961	23,361
Audit fees	17,701	18,002
Registration fees	17,485	20,203
Legal fees	14,142	9,990
Chief Compliance Officer fee (Note 4)	6,999	7,915
Custody fees (Note 4)	6,574	6,309
Shareholder reporting	5,200	4,191
Trustee fees	4,987	4,899
Insurance	2,943	1,636
Miscellaneous fees	2,753	1,512
Pricing fees	—	2,148
Total expenses	505,813	301,588
Less: advisory fee waiver (Note 4)	(105,547)	(32,755)
Net expenses	400,266	268,833
Net investment income	169,367	100,475

REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) from investments	1,664,741	(306,883)
Capital gain distributions from
regulated investment companies	—	371
Net change in unrealized
appreciation on investments	6,322,055	1,673,881
Net realized and unrealized
gain on investments	7,986,796	1,367,369
Net increase in net assets
resulting from operations	$8,156,163	$1,467,844

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2013	December 31, 2012
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$169,367	$239,724
Net realized gain on investments	1,664,741	857,288
Net change in unrealized
appreciation on investments	6,322,055	2,093,164
Net increase in net assets
resulting from operations	8,156,163	3,190,176

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(487,186)	(239,458)
From net realized
gain on investments	(453,534)	—
Total distributions
to shareholders	(940,720)	(239,458)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	28,904	858,692
Total increase in net assets	7,244,347	3,809,410

NET ASSETS
Beginning of year	27,842,619	24,033,209
End of year	$35,086,966	$27,842,619
Includes undistributed net
investment income of	$—	$271

(a)	A summary of share transactions is as follows:

	Year Ended		Year Ended
	December 31, 2013		December 31, 2012
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	151,999	$3,267,095	285,663	$5,252,108
Shares issued in
reinvestment of
distributions	39,374	915,448	12,346	235,077
Shares redeemed	(185,690)	(4,153,639)	(246,762)	(4,628,493)
Net increase	5,683	$28,904	51,247	$858,692

The accompanying notes are an integral part of these financial statements.

C TACTICAL DYNAMIC FUND

STATEMENTS OF CHANGES IN NET ASSETS

		August 10, 2012*
	Year Ended	through
	December 31, 2013	December 31, 2012
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$100,475	$64,765
Net realized loss on investments	(306,883)	(191,270)
Capital gain distributions from
regulated investment companies	371	—
Net change in unrealized
appreciation on investments	1,673,881	696,554
Net increase in net assets
resulting from operations	1,467,844	570,049

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(100,475)	(64,774)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	5,594,794	16,653,209
Total increase in net assets	6,962,163	17,158,484

NET ASSETS
Beginning of period	17,158,484	—
End of period	$24,120,647	$17,158,484
Includes undistributed net
investment income of	$—	$—

(a)	A summary of share transactions is as follows:

			August 10, 2012*
	Year Ended		through
	December 31, 2013		December 31, 2012
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	516,776	$8,214,056	1,118,123	$16,820,590
Shares issued in
reinvestment of
distributions	5,812	96,123	4,158	64,450
Shares redeemed+	(170,805)	(2,715,385)	(15,312)	(231,831)
Net increase	351,783	$5,594,794	1,106,969	$16,653,209
+ Net of redemption
fees of		$17		$—

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout the year

	Year Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$19.09	$17.08	$16.95	$15.34	$12.68

Income from investment operations:
Net investment income	0.12	0.17	0.11	0.16	0.09	(1)
Net realized and unrealized
gain on investments	5.41	2.00	0.13	1.61	2.65
Total from investment operations	5.53	2.17	0.24	1.77	2.74

Less distributions:
From net investment income	(0.34)	(0.16)	(0.11)	(0.16)	(0.08)
From net realized
gain on investments	(0.31)	—	—	—	—
Total distributions	(0.65)	(0.16)	(0.11)	(0.16)	(0.08)
Redemption fees retained	—	—	—	—	0.00	(1)(2)
Net asset value, end of year	$23.97	$19.09	$17.08	$16.95	$15.34

Total return	29.10%	12.74%	1.44%	11.54%	21.64%

Ratios/supplemental data:
Net assets, end of
year (thousands)	$35,087	$27,843	$24,033	$22,397	$20,063
Ratio of expenses to
average net assets:
Before expense
reimbursement and waivers	1.58%	1.65%	1.74%	1.78%	1.92%
After expense
reimbursement and waivers	1.25%	1.25%	1.25%	1.25%	1.32	%(3)
Ratio of net investment income
to average net assets:
Before expense
reimbursement and waivers	0.20%	0.51%	0.14%	0.52%	0.09%
After expense
reimbursement and waivers	0.53%	0.91%	0.63%	1.05%	0.69%
Portfolio turnover rate	41.25%	34.53%	67.31%	130.84%	78.54%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01.
(3)	Effective May 1, 2009, the Advisor contractually agreed to lower the net annual operating expense limit to 1.25%.

The accompanying notes are an integral part of these financial statements.

C TACTICAL DYNAMIC FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout the period

Institutional Class Shares
			August 10, 2012*
	Year Ended		through
	December 31, 2013		December 31, 2012
Net asset value, beginning of period	$15.50		$15.00

Income from investment operations:
Net investment income	0.07	(3)	0.06
Net realized and unrealized
gain on investments	1.04		0.50
Total from investment operations	1.11		0.56

Less distributions:
From net investment income	(0.07)		(0.06)
Total distributions	(0.07)		(0.06)
Redemption fees retained	0.00	(3)(4)	—
Net asset value, end of period	$16.54		$15.50

Total return	7.16%		3.73	%(2)

Ratios/supplemental data:
Net assets, end of period (thousands)	$24,121		$17,158
Ratio of expenses to average net assets (b):
Before expense reimbursement and waivers	1.41%		1.97	%(1)
After expense reimbursement and waivers	1.25%		1.25	%(1)
Ratio of net investment income
to average net assets (a):
Before expense reimbursement and waivers	0.31%		0.51	%(1)
After expense reimbursement and waivers	0.47%		1.23	%(1)
Portfolio turnover rate	187.82%		103.81	%(2)

*	Commencement of operations.
(1)	Annualized.
(2)	Not annualized.
(3)	Based on average shares outstanding.
(4)	Amount is less than $0.01.
(a)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

(b)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS FUNDS

NOTES TO FINANCIAL STATEMENTS at December 31, 2013

NOTE 1 – ORGANIZATION

The Capital Advisors Growth Fund and the C Tactical Dynamic Fund (formerly TacticalShares Dynamic Allocation Fund see Note 8) (together, the “Funds”) are each a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.  The Capital Advisors Growth Fund began operations on January 1, 2000.  The C Tactical Dynamic Fund began operations on August 10, 2012. The Funds are both diversified funds.  The investment objective of the Capital Advisors Growth Fund is to achieve long-term capital growth and the investment objective of the C Tactical Dynamic Fund is to achieve long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the Capital Advisors Growth Fund’s returns filed for open tax years 2010 – 2012, the C Tactical Dynamic Fund’s return filed for open tax year 2012, or expected to be taken in the Funds’ 2013 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.	Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on

CAPITAL ADVISORS FUNDS

NOTES TO FINANCIAL STATEMENTS at December 31, 2013, Continued

securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income, income and capital gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

The Funds distribute substantially all net investment income, if any, and net realized gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody, and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

For the period ended December 31, 2013, the Funds made the following permanent tax adjustments on the statements of assets and liabilities:

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-in
	Income/(Loss)	Gain/(Loss)	Capital
Capital Advisors
Growth Fund	$317,548	$(180,871)	$(136,677)
C Tactical Dynamic
Fund	—	—	—

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and

CAPITAL ADVISORS FUNDS

NOTES TO FINANCIAL STATEMENTS at December 31, 2013, Continued

liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Redemption Fees: The Capital Advisors Growth Fund charges a 2.00% redemption fee to shareholders who redeem shares held 7 days or less.  The C Tactical Dynamic Fund charges a 1.00% redemption fee to shareholders who redeem shares held 30 days or less.  Such fees are retained by the Funds and accounted for as an addition to paid-in capital.

During the year ended December 31, 2013, the C Tactical Dynamic Fund retained $17 in redemption fees.

G.
Events Subsequent to the Fiscal Year End: In preparing the financial statements as of December 31, 2013, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for majority security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
 Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

CAPITAL ADVISORS FUNDS

NOTES TO FINANCIAL STATEMENTS at December 31, 2013, Continued

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities: The Funds’ investments are carried at fair value. Equity securities, including common stocks and exchange-traded funds, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. Investments in open-end mutual funds are valued at their net asset value per share. To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities: Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value. To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of December 31, 2013:

CAPITAL ADVISORS FUNDS

NOTES TO FINANCIAL STATEMENTS at December 31, 2013, Continued

Capital Advisors Growth Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Basic Materials	$3,821,633	$—	$—	$3,821,633
Conglomerates	930,596	—	—	930,596
Consumer Goods	3,874,828	—	—	3,874,828
Financial	5,109,064	—	—	5,109,064
Healthcare	5,709,121	—	—	5,709,121
Industrial Goods	1,151,696	—	—	1,151,696
Services	5,865,221	—	—	5,865,221
Technology	6,655,152	—	—	6,655,152
Total Common Stocks	33,117,311	—	—	33,117,311
Short-Term Investments	2,013,441	—	—	2,013,441
Total Investments in Securities	$35,130,752	$—	$—	$35,130,752

C Tactical Dynamic Fund

	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$23,710,278	$—	$—	$23,710,278
Short-Term Investments	584,042	—	—	584,042
Total Investments in Securities	$24,294,320	$—	$—	$24,294,320

Refer to each Fund’s Schedule of Investments for a detailed break-out of securities. Transfers between levels are recognized at December 31, 2013, the end of the reporting period.  The Funds recognized no transfers to/from Level 1 or Level 2. There were no Level 3 securities held in the Funds during the year ended December 31, 2013.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended December 31, 2013, Capital Advisors, Inc. (the “Advisor”) provided the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee, computed daily and payable monthly. The Capital Advisors Growth Fund and the C Tactical Dynamic Fund pay fees calculated at an annual rate of 0.75% and 0.70%, respectively, based upon the average daily net assets of each Fund.  For the year ended December 31, 2013, the Capital Advisors Growth Fund and the C Tactical Dynamic Fund incurred $240,160 and $150,547 in advisory fees, respectively.

CAPITAL ADVISORS FUNDS

NOTES TO FINANCIAL STATEMENTS at December 31, 2013, Continued

Each Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to reduce fees payable to it by the Funds and to pay Fund operating expenses to the extent necessary to limit the aggregate annual operating expenses of each Fund to 1.25% of average daily net assets.  Any such reduction made by the Advisor in its fees or payment of expenses which are the Funds’ obligation are subject to reimbursement by the Funds to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Funds’ expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses. For the year ended December 31, 2013, the Advisor reduced its fees in the amount of $105,547 and $32,755 for the Capital Advisors Growth Fund and the C Tactical Dynamic Fund, respectively.  No amounts were reimbursed to the Advisor.

Cumulative expenses subject to recapture pursuant to the aforementioned conditions and the year of expiration are as follows:

	2014	2015	2016	Total
Capital Advisors Growth Fund	$114,417	$110,309	$105,547	$330,273
C Tactical Dynamic Fund	—	37,736	32,755	70,491

U.S. Bancorp Fund Services, LLC (the “Administrator” or the “transfer agent”) acts as the Funds’ Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Funds.  U.S. Bank N.A., an affiliate of USBFS, serves as the Funds’ custodian.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Funds are also employees of the Administrator.

CAPITAL ADVISORS FUNDS

NOTES TO FINANCIAL STATEMENTS at December 31, 2013, Continued

For the year ended December 31, 2013, the Funds incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

	Capital Advisors	C Tactical
	Growth Fund	Dynamic Fund
Administration and
Fund Accounting	$87,855	$50,875
Transfer Agency (a)	12,591	18,847
Custody	6,574	6,309
Chief Compliance Officer	6,999	7,915

(a)	Does not include out-of-pocket expenses

At December 31, 2013, the Funds had payables due to USBFS for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

	Capital Advisors	C Tactical
	Growth Fund	Dynamic Fund
Administration and
Fund Accounting	$22,224	$12,872
Transfer Agency (a)	3,157	4,779
Chief Compliance Officer	1,749	2,251
Custody	1,516	1,662

(a)	Does not include out-of-pocket expenses

NOTE 5 – DISTRIBUTION COSTS

The Capital Advisors Growth Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund’s average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as “Distribution Coordinator”.  For the year ended December 31, 2013, the Capital Advisors Growth Fund paid the Distribution Coordinator $80,053.

CAPITAL ADVISORS FUNDS

NOTES TO FINANCIAL STATEMENTS at December 31, 2013, Continued

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2013, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Cost of Purchases	Proceeds from Sales
Capital Advisors Growth Fund	$12,277,776	$13,405,627
C Tactical Dynamic Fund	45,470,191	39,144,876

NOTE 7 – INCOME TAXES

The tax character of distributions paid during the year ended December 31, 2013 and the period ended December 31, 2012 was as follows:

Capital Advisors Growth Fund

	December 31, 2013	December 31, 2012
Ordinary income	$306,315	$239,458
Long-term capital gains	634,405	—

C Tactical Dynamic Fund

	December 31, 2013	December 31, 2012
Ordinary income	$100,475	$64,774

As of December 31, 2013, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Capital Advisors	C Tactical
	Growth Fund	Dynamic Fund
Cost of investments	$25,998,720	$22,025,502
Gross tax unrealized appreciation	9,324,337	2,384,930
Gross tax unrealized depreciation	(192,305)	(116,112)
Net tax unrealized appreciation	9,132,032	2,268,818
Undistributed ordinary income	—	—
Undistributed long-term capital gain	—	—
Total distributable earnings	—	—
Other accumulated gains/(losses)	(19,647)	(396,165)
Total accumulated earnings/(losses)	$9,112,385	$1,872,653

The difference between book basis and tax basis distributable earnings is attributable to the wash sale, post-October losses and timing of distributions paid.

CAPITAL ADVISORS FUNDS

NOTES TO FINANCIAL STATEMENTS at December 31, 2013, Continued

At December 31, 2013, the C Tactical Dynamic Fund had short-term capital loss carryforwards of $198,594, which can be carried forward indefinitely to offset future gains.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.  Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses.  As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2013, the Capital Advisors Growth Fund and the C Tactical Dynamic Fund deferred, on a tax basis, post-October losses of $19,647 and $197,571, respectively.

NOTE 8 – FUND NAME CHANGE

Effective July 15, 2013, the TacticalShares Dynamic Allocation Fund changed its name to C Tactical Dynamic Fund. All references to the Fund in the Prospectus and Statement of Additional Information will then pertain to the C Tactical Dynamic Fund.

CAPITAL ADVISORS FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
Capital Advisors Growth Fund and
C Tactical Dynamic Fund

We have audited the accompanying statements of assets and liabilities of the Capital Advisors Growth Fund and C Tactical Dynamic Fund (the “Funds”), each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of December 31, 2013, and with respect to the Capital Advisors Growth Fund, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, with respect to C Tactical Dynamic Fund, the related statement of operations for the year then ended, and the statements of changes and the financial highlights for the year then ended and the period August 10, 2012 (commencement of operations) to December 31, 2012.   These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Capital Advisors Growth Fund and C Tactical Dynamic Fund as of December 31, 2013, the results of their operations, and the changes in their net assets and financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
March 3, 2014

CAPITAL ADVISORS FUNDS

NOTICE TO SHAREHOLDERS at December 31, 2013 (Unaudited)

For the year ended December 31, 2013, the Capital Advisors Growth Fund and C Tactical Dynamic Fund designated $306,315 and $100,475, respectively, as ordinary income for purposes of the dividends paid deduction.

For the year ended December 31, 2013, certain dividends paid by the Capital Advisors Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income was 100.00% and 100.00% for the Capital Advisors Growth Fund and C Tactical Dynamic Fund, respectively.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended December 31, 2013 was 100% and 100% for the Capital Advisors Growth Fund and C Tactical Dynamic Fund, respectively.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the year ended December 31, 2013 was 0.00% and 0.00% for the Capital Advisors Growth Fund and C Tactical Dynamic Fund, respectively.

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-205-0523 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30, 2013

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month year ended June 30 is available without charge, upon request, by calling 1-866-205-0523. Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Information included in the Funds’ Form N-Q is also available by calling 1-866-205-0523.

CAPITAL ADVISORS FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios
	Position	and	Principal	in Fund	Other
	Held	Length	Occupation	Complex	Directorships
Name, Address	with the	of Time	During Past	Overseen	Held During
and Age	Trust	Served	Five Years	by Trustee(2)	Past Five Years

Independent Trustees(1)

Donald E. O’Connor	Trustee	Indefinite	Retired; former	2	Trustee,
(age 77)		term since	Financial Consultant		Advisors
615 E. Michigan Street		February	and former		Series Trust
Milwaukee, WI 53202		1997.	Executive Vice		(for series not
			President and		affiliated with
			Chief Operating		the Funds);
			Officer of ICI Mutual		Trustee, The
			Insurance Company		Forward
			(until January 1997).		Funds (31
portfolios).

George J. Rebhan	Trustee	Indefinite	Retired; formerly	2	Trustee,
(age 79)		term since	President, Hotchkis		Advisors
615 E. Michigan Street		May	and Wiley Funds		Series Trust
Milwaukee, WI 53202		2002.	(mutual funds)		(for series not
			(1985 to 1993).		affiliated with
the Funds);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

George T. Wofford	Trustee	Indefinite	Retired; formerly	2	Trustee,
(age 74)		term since	Senior Vice President,		Advisors
615 E. Michigan Street		February	Federal Home Loan		Series Trust
Milwaukee, WI 53202		1997.	Bank of San Francisco.		(for series not
affiliated with
the Funds).

Interested Trustee

Joe D. Redwine(3)	Interested	Indefinite	President, CEO,	2	Trustee,
(age 66)	Trustee	term since	U.S. Bancorp Fund		Advisors
615 E. Michigan Street		September	Services, LLC		Series Trust
Milwaukee, WI 53202		2008.	(May 1991 to present).		(for series not
affiliated with
the Funds).

CAPITAL ADVISORS FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of	Principal
	Position	Office and	Occupation
Name, Address	Held with	Length of	During Past
and Age	the Trust	Time Served	Five Years

Officers

Joe D. Redwine	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund
(age 66)	and Chief	term since	Services, LLC (May 1991 to present).
615 E. Michigan Street	Executive	September
Milwaukee, WI 53202	Officer	2007.

Douglas G. Hess	President	Indefinite	Senior Vice President, Compliance and
(age 46)	and Principal	term since	Administration, U.S. Bancorp Fund
615 E. Michigan Street	Executive	June	Services, LLC (March 1997 to present).
Milwaukee, WI 53202	Officer	2003.

Cheryl L. King	Treasurer	Indefinite	Vice President, Compliance and
(age 52)	and Principal	term since	Administration, U.S. Bancorp Fund
615 E. Michigan Street	Financial	December	Services, LLC (October 1998 to present).
Milwaukee, WI 53202	Officer	2007.

Kevin Hayden	Assistant	Indefinite	Assistant Vice President, Compliance
(age 42)	Treasurer	term since	and Administration, U.S. Bancorp Fund
615 E. Michigan Street		September	Services, LLC (June 2005 to present).
Milwaukee, WI 53202		2013.

Albert Sosa	Assistant	Indefinite	Assistant Vice President, Compliance
(age 43)	Treasurer	term since	and Administration, U.S. Bancorp Fund
615 E. Michigan Street		September	Services, LLC (June 2004 to present).
Milwaukee, WI 53202		2013.

Michael L. Ceccato	Vice President,	Indefinite	Senior Vice President, U.S. Bancorp
(age 56)	Chief	term since	Fund Services, LLC (February 2008 to
615 E. Michigan Street	Compliance	September	present); General Counsel/Controller,
Milwaukee, WI 53202	Officer and	2009.	Steinhafels, Inc. (September 1995 to
	AML Officer		February 2008).

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Senior Vice President and Counsel,
(age 48)		term since	U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		June	(May 2006 to present).
Milwaukee, WI 53202		2007.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of December 31, 2013, the Trust is comprised of 40 active portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

(3)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-866-205-0523.

CAPITAL ADVISORS FUNDS

ADDITIONAL INFORMATION

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-205-0523 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

CAPITAL ADVISORS FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on December 3-5, 2013, the Board, including all the persons who are Independent Trustees as defined under the Investment Company Act of 1940, as amended, considered and approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Capital Advisors, Inc. (the “Advisor”) for another annual term for the Capital Advisors Growth Fund and C Tactical Dynamic Fund (the “Funds”).  At this meeting, and at a prior meeting held on October 24, 2013, the Board received and reviewed substantial information regarding the Funds, the Advisor and the services provided by the Advisor to the Funds under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT.  The Board considered the nature, extent and quality of the Advisor’s overall services provided to the Funds as well as its specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer, the Advisor’s compliance record, and the Advisor’s business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics, including the Advisor’s risk management process.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

2.
THE FUNDS’ HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Funds (as applicable) as of

CAPITAL ADVISORS FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

August 31, 2013 on both an absolute basis, and in comparison to both benchmarks and its peer funds as classified by Lipper and Morningstar.  While the Board considered performance over both short and long term periods, it placed less emphasis on very short term performance and greater emphasis on longer term performance.  For the C Tactical Dynamic Fund, the Board considered that the Fund was relatively new, with just over one year of performance information.  When reviewing performance against the comparative peer group universe, the Board took into account that the investment objectives and strategies of the Funds, as well as each Fund’s level of risk tolerance, may differ significantly from funds in the peer universe.

Capital Advisors Growth Fund:  The Board noted that the Fund’s performance, with regard to its Lipper comparative universe, was above its peer group median and Lipper Index for the five-year and ten-year periods, above its peer group median but below its Lipper Index for the one-year period, and below its peer group median and Lipper Index for the three-year period.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was above its peer group median for the five-year and ten-year periods and below its peer group median for the one-year and three-year periods.

The Board also considered any differences in performance between similarly managed accounts and the performance of the Fund and reviewed the performance of the Fund against broad-based securities market benchmarks.

C Tactical Dynamic Fund:  The Board noted that the Fund’s performance, with regard to its Lipper comparative universe, was significantly below its peer group median and Lipper Index for the one-year period.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was below its peer group median for the one-year period.

The Board also reviewed the performance of the Fund against broad-based securities market benchmarks.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the appropriateness of the advisory fee, the Board considered the level of the fee itself as well as the total fees and expenses of the Funds.  The Board reviewed

CAPITAL ADVISORS FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

information as to fees and expenses of advisors and funds within the relevant Lipper peer funds, fees charged by the Advisor to other similarly managed accounts, as well as information regarding fee offsets for separate accounts invested in the Funds.  When reviewing fees charged to other similarly managed accounts for the Growth Fund, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

Capital Advisors Growth Fund:  The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Fund’s Investor Class shares of 1.25% (the “Expense Cap”).  The Board noted that the Fund’s total expense ratio was below its peer group average, but above its peer group median, and the contractual advisory fee was above its peer group median and average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the total expense ratio for the Fund was below the average of this segment of its peer group.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Cap, the net advisory fees received by the Advisor from the Fund during the most recent fiscal period were significantly below the peer group median and average.  The Board also took into consideration the services the Advisor provided to its separately managed account clients, comparing the fees charged for those management services to the fees charged to the Fund.  The Board found that the management fees charged to the Fund were generally in line with the management fees charged to the Advisor’s separately managed account clients.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

C Tactical Dynamic Fund:  The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Fund’s Class A, Investor Class, and Institutional Class shares of 1.50%, 1.50%, and 1.25%, respectively (the “Expense Caps”), and that the only operational share class was the Institutional Class.  The Board noted that the Fund’s total expense ratio for the Institutional Class was above its peer group median and average, and the contractual advisory fee was below its peer group median but above its peer group average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the total expense ratio for the Fund was below the average of this segment of its peer group.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Institutional

CAPITAL ADVISORS FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

Class Expense Cap, the net advisory fees received by the Advisor from the Fund during the most recent fiscal period were below the peer group median and average.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

4.
ECONOMIES OF SCALE.  The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Funds grow.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Funds do not exceed its specified Expense Caps.  The Board concluded that there were no effective economies of scale to be shared with the Funds at current asset levels, but indicated they would revisit this issue in the future as circumstances changed and asset levels increased.

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUNDS.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Funds.  The Board considered the profitability to the Advisor from its relationship with the Funds and considered any additional benefits derived by the Advisor from its relationship with the Funds, including benefits received in the form of Rule 12b-1 fees and the ability to use the Growth Fund as a vehicle for its separate account business.  The Board also reviewed information regarding fee offsets for separate accounts invested in the Funds and determined that the Advisor was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate resources and profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Capital Advisors Growth Fund and the C Tactical Dynamic Fund, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fees, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the Capital Advisors Growth Fund and C Tactical Dynamic Fund would be in the best interest of each Fund and its shareholders.

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and/or

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Advisor
Capital Advisors, Inc.
2200 South Utica Place, Suite 150
Tulsa, Oklahoma 74114

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank N.A.
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-866-205-0523

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, New York 10022

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the business experience and financial literacy provided by each member of the audit committee collectively offers the registrant adequate oversight given the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2013	FYE 12/31/2012
Audit Fees	$29,800	$26,400
Audit-Related Fees	N/A	N/A
Tax Fees	$6,200	$6,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2013	FYE 12/31/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2013	FYE 12/31/2012
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)* /s/ Douglas G. Hess__
  Douglas G. Hess, President

Date   3/10/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Douglas G. Hess__
  Douglas G. Hess, President

Date   3/10/14

By (Signature and Title)* /s/ Cheryl L. King
 Cheryl L. King, Treasurer

Date  3/10/14

* Print the name and title of each signing officer under his or her signature.